Accrued Expenses and Other Liabilities (Details) - Schedule of Accrued Expenses and Other Liabilities - USD ($)		Apr. 30, 2024	Oct. 31, 2023
Schedule of Accrued Expenses and Other Liabilities [Abstract]
Accrued expenses	[1]	$ 4,106,992	$ 4,421,644
Board compensation payable		75,000	75,000
Other payable		1,063,574	904,783
Accrued expenses and other liabilities		$ 5,245,566	$ 5,401,427

[1]	The balance as of April 30, 2024 represented accrued contract expenses of approximately $2.1 million and accrued contract loss of approximately $2.0 million. The balance as of October 31, 2023 represented accrued contract expenses of approximately $3.7 million and accrued contract loss of approximately $0.7 million.